EXHIBIT  23.01



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K for the year ended December 31, 2000, into the Company's previously filed Forms S-8 Registration Statement File Nos. 333-56891 and 333-35207.

ARTHUR  ANDERSEN  LLP
Houston,  Texas
April  1,  2001


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